UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2005

GEVITY HR, INC.

(Exact name of registrant as specified in charter)

Florida	0-22701	65-0735612
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 301 Boulevard West

Bradenton, Florida 34205

(Address of principal executive offices / Zip Code)

(941) 741-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.
☐ Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 2.02	Results of Operations and Financial Condition

On July 28, 2005, Gevity HR, Inc. (the "Company") issued a press release announcing its financial results for the three and six months ended June 30, 2005, a copy of which is furnished herewith as Exhibit 99.1

The information in this Item 2.02 and the Exhibit furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits
(c)	Exhibits.

Exhibit

Number	Description
99.1	Press Release of Gevity HR, Inc. dated July 28, 2005, related to its second quarter 2005 earnings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEVITY HR, INC.
(Registrant)

Dated: July 28, 2005	By:	/s/ Peter C. Grabowski
Peter C. Grabowski
Senior Vice President and Chief Financial
Officer

EXHIBIT INDEX

Exhibit

Number	Description

99.1	Press Release of Gevity HR, Inc. dated July 28, 2005, related to its second quarter 2005 earnings.